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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2001

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

      United States                    333-32263                22-2382028
----------------------------   --------------------------  ---------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

802 Delaware Avenue, Wilmington, Delaware                        19801
------------------------------------------                   ------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                      333-32236                13-4994650
----------------------------   --------------------------  --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                       Identification No.)

270 Park Avenue, New York, New York                              10017
-----------------------------------------                    ------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as a seller, The Chase Manhattan Bank ("Chase"), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On January 16, 2001, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit
20.1 to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). Chase, Chase USA and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. Chase and Chase USA do not believe that the revised charge-off policy will materially affect the interests of holders of the notes and certificates.

Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        ---------------
                  20.1              Monthly Report with respect to the
                                    January 16, 2001 distribution

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2001

                                            THE CIT GROUP/SALES FINANCING, INC.,
                                            as Servicer

                                            By: /s/ Gilmar Rodrigues
                                            -------------------------------
                                            Name:  Gilmar Rodrigues
                                            Title: Vice President

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                                INDEX TO EXHIBITS
                                ----------------------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Monthly  Report with respect to the January 16,
                                2001 distribution